                                     ARTHUR
                                    ANDERSEN


                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated July 23, 1998 included in Precision Optics Corporation, Inc.'s Form 10-KSB for the year ended June 30, 1998 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

Boston, Massachusetts
December 4, 1998